UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2020
Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)
Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean	Virginia	22102-3110
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 903-2000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 9, 2020, David M. Brickman, Chief Executive Officer (CEO) of Freddie Mac (formally the Federal Home Loan Mortgage Corporation) notified Freddie Mac’s Board of Directors that he has decided to resign as CEO. The resignation will be effective on January 8, 2021.
Following Mr. Brickman’s notification, Michael T. Hutchins has been appointed interim President of the company effective November 16, 2020. In this role, Mr. Hutchins will continue to lead the Investments and Capital Markets business. In addition, the leaders of the company’s Single-Family, Multifamily, Human Resources, Information Technology, Administration, and Enterprise Operations divisions will report to Mr. Hutchins, and he will have such additional responsibilities as determined by the Board of Directors. There will be no change to Mr. Hutchins’s compensation in connection with this appointment. The Board will also be launching a search for a new CEO for Freddie Mac.
Mr. Hutchins, 64, has served as Freddie Mac’s Executive Vice President - Investments and Capital Markets since January 2015, and prior to that, he served as Senior Vice President - Investments and Capital Markets from July 2013 to January 2015. Prior to joining Freddie Mac, Mr. Hutchins was Co-Founder and Chief Executive Officer of PrinceRidge, a financial services firm, from 2007 to 2013.  Prior to founding PrinceRidge, Mr. Hutchins was with UBS from 1996 to 2007, holding a variety of senior management positions, including the Global Head of the Fixed Income Rates & Currencies Group.  Prior to UBS, Mr. Hutchins worked at Salomon Brothers from 1986 to 1996, where he held a number of management positions, including Co-Head of Fixed Income Capital Markets.

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Freddie Mac Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/	David M. Brickman
David M. Brickman
Chief Executive Officer
Date: November 13, 2020

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Freddie Mac Form 8-K